                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 17, 1998



                            WESTFIELD AMERICA, INC.
                   -----------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MISSOURI                                       1-12923                            43-0758627
------------------------------                 -------                            ----------
(State or Other Jurisdiction           Commission file number             (IRS EMPLOYER IDENTIFICATION
 of incorporation)                                                         NUMBER)

                           11601 WILSHIRE BOULEVARD
                                  12TH FLOOR
                        LOS ANGELES, CALIFORNIA  90025
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
           ---------------------------------------------------------
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  310/445-2427



                                   NO CHANGE

--------------------------------------------------------------------------------

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 2.   Acquisition or Disposition of Assets.
          ------------------------------------

     On November 17, 1998, Westfield America, Inc. (the "Company") announced its acquisition, on that date, of a 50% interest in Los Cerritos Center located in Cerritos, California, giving the Company a 100% interest in Los Cerritos Center. The acquisition was made pursuant to an Asset Purchase Agreement, dated as of April 6, 1998, between TrizecHahn Centers, Inc. ("TrizecHahn") and The Rouse Company and the Company, as amended.

     The acquisition was made through a separate limited liability company wholly-owned by Westfield America Limited Partnership, the operating partnership through which the Company conducts substantially all of its business. The Company paid a total consideration of approximately $94 million to affiliates of TrizecHahn for the balance of the Los Cerritos Center acquisition. The amount of consideration was determined by arm's length negotiations. The funds for this acquisition came from borrowings under a secured loan facility provided by Union Bank of Switzerland.

     Los Cerritos Center is a super regional shopping center with 1,249,000 square feet of gross leasable area. It has 164 specialty stores and five anchors: Nordstrom, Macy's, Robinsons-May, Sears and Mervyn's.

     The Company intends to continue to operate Los Cerritos Center as a super regional shopping center for the foreseeable future.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

     The Company will file financial statements of the business acquired and pro forma financial information within sixty days of the date of this filing.

(c)   Exhibits.

Exhibit No.        Description of Exhibit
-----------        ----------------------
  10.1              Asset Purchase Agreement, dated as of April 6, 1998, between
                    TrizecHahn, and The Rouse Company and the Company,
                    incorporated herein by reference to Exhibit 10.1 to the
                    Company's Form 10-Q for the quarter ended June 30, 1998.

  10.2              Amendment No. 1, dated as of July 31, 1998, between
                    TrizecHahn, and The Rouse Company and the Company, incorporated herein by reference to Exhibit 10.2 to the Company's Form 8-K dated July 31, 1998.

  10.3              Amendment No. 2, dated as of August 31, 1998, between
                    TrizecHahn, and The Rouse Company and the Company, incorporated herein by reference to Exhibit 10.3 to the Company's Form 8-K dated September 25, 1998.

  10.4              Amendment No. 3, dated as of September 23, 1998, between
                    TrizecHahn, and The Rouse Company and the Company, incorporated herein by reference to Exhibit 10.4 to the Company's Form 8-K dated September 25, 1998.

  10.5              Amendment No. 4, dated as of September 25, 1998, between
                    TrizecHahn, and The Rouse Company and the Company, incorporated herein by reference to Exhibit 10.5 to the Company's Form 8-K dated September 25, 1998.

  10.6              Amendment No. 5, dated as of October 7, 1998, between
                    TrizecHahn, and The Rouse Company and the Company, incorporated herein by reference to Exhibit 10.6 to the Company's Form 8-K dated September 25, 1998.

  10.7              Amendment No. 6, dated as of October 22, 1998 between
                    TrizecHahn, and The Rouse Company and the Company incorporated herein by reference to Exhibit 10.7 to the Company's Form 8-K dated October 30, 1998.

  10.8              Amendment No. 7, dated as of October 30, 1998 between
                    TrizecHahn, and The Rouse Company and the Company incorporated herein by reference to Exhibit 10.8 to the Company's Form 8-K dated October 30, 1998.

  10.9              Amendment No. 8, dated as of November 17, 1998 between
                    TrizecHahn, and The Rouse Company and the Company.

  99.1 Copy of the Press Release, dated November 17, 1998, issued by the Company, publicly announcing the activities reported therein.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WESTFIELD AMERICA, INC.

Date:   December 2, 1998               /s/  Irv Hepner
                                       _________________________
                                       Irv Hepner
                                       Secretary

                               INDEX TO EXHIBITS

Exhibit No.        Description of Exhibit*
-----------        -----------------------
  10.1             Asset Purchase Agreement, dated as of April 6, 1998, between
                   TrizecHahn, and The Rouse Company and the Company,
                   incorporated herein by reference to Exhibit 10.1 to the
                   Company's Form 10-Q for the quarter ended June 30, 1998.

  10.2             Amendment No. 1, dated as of July 31, 1998, between
                   TrizecHahn, and The Rouse Company and the Company, incorporated herein by reference to Exhibit 10.2 to the Company's Form 8-K dated July 31, 1998.

  10.3             Amendment No. 2, dated as of August 31, 1998, between
                   TrizecHahn, and The Rouse Company and the Company, incorporated herein by reference to Exhibit 10.3 to the Company's Form 8-K dated September 25, 1998.

  10.4             Amendment No. 3, dated as of September 23, 1998, between
                   TrizecHahn, and The Rouse Company and the Company, incorporated herein by reference to Exhibit 10.4 to the Company's Form 8-K dated September 25, 1998.

  10.5             Amendment No. 4, dated as of September 25, 1998, between
                   TrizecHahn, and The Rouse Company and the Company, incorporated herein by reference to Exhibit 10.5 to the Company's Form 8-K dated September 25, 1998.

  10.6             Amendment No. 5, dated as of October 7, 1998, between
                   TrizecHahn, and The Rouse Company and the Company, incorporated herein by reference to Exhibit 10.6 to the Company's Form 8-K dated September 25, 1998.

  10.7             Amendment No. 6, dated as of October 22, 1998, between
                   TrizecHahn, and The Rouse Company and the Company incorporated herein by reference to Exhibit 10.7 to the Company's Form 8-K dated October 30, 1998.

  10.8             Amendment No. 7, dated as of October 30, 1998, between
                   TrizecHahn, and The Rouse Company and the Company incorporated herein by reference to Exhibit 10.8 to the Company's Form 8-K dated October 30, 1998.

  10.9             Amendment No. 8, dated as of November 17, 1998 between
                   TrizecHahn, and The Rouse Company and the Company.

  99.1 Copy of the Press Release, dated November 17, 1998, issued by the Company, publicly announcing the activities reported therein.

* Schedules and supplemental materials to the exhibits have been omitted but will be provided to the SEC upon request.